UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2005

Asset Acceptance Capital Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50552	80-00767779
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28405 Van Dyke Avenue, Warren, Michigan		48093
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	586-939-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 1, 2005, Asset Acceptance Capital Corp. issued a press release announcing its financial results for the third quarter ended September 30, 2005. The press release, dated November 1, 2005, is being furnished pursuant to Item 2.02 of Form 8-K. The full text of the press release is furnished as Exhibit 99 to this form 8-K and is incorporated in this report by reference.

The Registrant's press release contains the non-GAAP financial measures "adjusted net income" and "operating expenses to cash collections" which take into account one-time charges and adjustments related to the Registrant's initial public offering. Management believes these non-GAAP financial measures more accurately compare the Registrant's financial condition and results of operations to prior periods.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit Number

99 Press Release dated November 1, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asset Acceptance Capital Corp.

November 1, 2005	By:	Nathaniel F. Bradley IV

Name: Nathaniel F. Bradley IV
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

99	Press Release Dated November 1, 2005